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                                  EXHIBIT 99.1

                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                            (18 U.S.C. SECTION 1350)

     In connection with the accompanying Quarterly Report of Equus Capital Partners, L.P. (the "Partnership") on Form 10-Q for the period ended September 30, 2002 (the "Report"), I, Sam P. Douglass, Chairman and Chief Executive Officer of the Equus Capital Corporation, the Managing General Partner, hereby certify that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.


                                               /s/ Sam P. Douglass
Dated:  November 14, 2002                      ---------------------------------
                                               Sam P. Douglass
                                               Chairman
                                               Chief Executive Officer
                                               of Equus Capital Corporation
                                               Managing General Partner